                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use of our reports dated May 29, 1996 incorporated herein by reference.


                                        /s/ KPMG Peat Marwick LLP


Orange County, California
December 20, 1996